UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2019 RED ROBIN GOUR/1ET BURGERS, INC. Date: May 30,2019 Tlme:S:OO AM MDT You are receiving this communication because you hold shares in the above named company. turn Addr••• L1n• 2 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Investor Address Line 2 Investor Address Line 5 ANY CITY, ONA1A 1A1 It # # Sequence# Broadridge Internal Use Only Job Envelope Sequence # of It See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Addr••• L1ne 1 R&turn Addr••• Lin• 3 51 lfERCEDES loMY EllGBoOOO NY 11717 Investor Address Line 1... Investor Address Line 3 Investor Address Line 4 John Sample 1234 ANYWHERE STREET Ihhululllmlllllillullmllulllllllllllillllil BROKER HERE Meetin1lnformation Meeting Type: Annual Meeting For holders as of:April 0 I, 2019 Location: Red Robin Go.lnnet Burps.Inc. YummmU 10000 East Geddes A'!fllue Un 500 Englewood, CO 80112 B A R c 0 D E

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000404570_2 R1.0.1.18

I Voting Items I The Board of Directors reco11ends you vote FOR the following proposal(a}: 1. Election of Directors 4 Ratification of the appointment of KPMG LLP as the Co11pany' s independent auditors for the fiscal year ending Dece11ber 29, 2019. Nolll1nees Cambria w. Dunaway 1A 18 Kalen F. Hol11es 1C Glenn B. Kaufman 1D Aylwin B. Lew1s 1E Steven K. lullpk1n Pattye L. Hoare 1F Stuart I. Oran 1G • 1H Denny Haria Post The Board of D1rectora reco••enda you vota FOR the fo11ow1ng proposal(s}: coo -: Cj ii2 2 Approval, on an advisory basis, of the COmpany's executive compensation. ... 01 ..... I3 Approva1 of the Amend11ent of the 2017 Perfor11ance Incent1ve Plan. Cusip i Envelope It It of # Sequence # Broadridge Internal Use Only XXXXXXllXXX XXXXXXllXXX Job Sequence It -7 1 oooo oooo oooo oooo 1 B A R c 0 D E

I RMerved for Broadrldga Internal Controllnfonnation I Votinp items Continued NOTE:Such other business as may properly coe before the meeting or any adjournment thereof. Voting Instructions ...I i c--------------------1 Envelope It I of tt Sequence It THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Brnod•ldgo lote<ool""Ooly Job It Sequence # THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE